                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                            THE MACNEAL-SCHWENDLER CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
     (4) Date Filed:
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

                                    THE MACNEAL-SCHWENDLER CORPORATION
               [LOGO]                     815 COLORADO BOULEVARD
                                           LOS ANGELES, CA 90041

                            ------------------------

                            NOTICE OF ANNUAL MEETING

                             ---------------------

Dear Stockholder:

    On Wednesday, June 23, 1999, The MacNeal-Schwendler Corporation (the "Company") will hold its 1999 Annual Meeting of Stockholders at the Hilton Hotel, 150 S. Los Robles Avenue, Pasadena, California 91101. The meeting will begin at 9:30 a.m.

    Only stockholders who owned stock at the close of business on May 7, 1999 can vote at this meeting or any adjournments that may take place. At the meeting we will:

    1.  Elect two Directors to the Board of Directors;

    2. Vote on an amendment to the Company's Certificate of Incorporation to change the name of the Company to MSC.Software Corporation;

    3. Vote on an amendment to the Company's 1998 Stock Option Plan that increases the number of shares authorized to be issued under the Plan by 1,500,000 shares;

    4. Ratify the appointment of Ernst & Young LLP as independent auditors for 1999; and

    5.  Attend to other business properly presented at the meeting.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOUR PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

    At the meeting we will also report on the Company's 1998 business results and other matters of interest to stockholders.

    The Company recently mailed a copy of its 1998 Annual Report to all stockholders. The approximate date of mailing for this proxy statement and card(s) is May 14, 1999.

    We hope that you like the new format of our Proxy Statement. We welcome your comments.

                                          By Order of the Board of Directors,

                                          Louis A. Greco
                                          SECRETARY AND CHIEF FINANCIAL OFFICER

May 11, 1999

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
QUESTIONS AND ANSWERS.....................................................     1

PROPOSALS YOU MAY VOTE ON.................................................     4

    1. Election of Directors..............................................     4

    2. Change of Name.....................................................     4

    3. Increase in Shares Authorized Under 1998 Plan......................     4

    4. Ratification of the Appointment of Ernst & Young LLP as Independent
       Auditors...........................................................     4

THE BOARD OF DIRECTORS....................................................     5

    Nominees for Directors................................................     5

    Continuing Directors..................................................     5

    Statement on Corporate Governance.....................................     6

    Directors' Compensation...............................................     7

    Security Ownership of Certain Beneficial Owners and Management........     8

    Compensation Committee Interlocks and Insider Participation...........     9

EXECUTIVE COMPENSATION....................................................    10

    Report of the Compensation Committee..................................    10

    Summary Compensation Table............................................    12

    Option Grant Table....................................................    13

    Aggregated Option Exercises and Year-End Option Values................    15

    Severance Plans and Other Information.................................    15

    Performance Graph.....................................................    17

AMENDMENT TO 1998 STOCK OPTION PLAN.......................................    18

    Summary Description of The Plan.......................................    18

    Federal Income Tax Treatment of Options under the 1998 Plan...........    20

    Specific Benefits.....................................................    20

OTHER MATTERS.............................................................    20

    Information Regarding Stockholder Rights Plan.........................    20

    Section 16(a) Beneficial Ownership Reporting Compliance...............    21

    Exhibits to Annual Report on Form 10-K................................    21

                             QUESTIONS AND ANSWERS

       1.  Q:         WHAT MAY I VOTE ON?
           A:         (1)        The election of nominees to serve on the Board of Directors;
                      (2)        The proposed amendment to the Certificate of Incorporation to change the name of the Company to MSC.Software Corporation;
                      (3)        The proposed amendment to the Company's 1998 Stock Option Plan ("1998 Plan")
                                 to increase the number of shares authorized to be issued under the 1998 Plan by 1,500,000 shares; and
                      (4)        The ratification of the appointment of Ernst & Young LLP as independent auditors for 1999.

       2.  Q:         HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
           A:         The Board recommends a vote FOR each of the nominees, FOR a change in the name of the
                      Company, FOR an increase in the 1998 Plan's authorized shares and FOR the ratification of
                      Ernst & Young LLP as independent auditors for 1999.

       3.  Q:         WHO IS ENTITLED TO VOTE?
           A:         Stockholders as of the close of business on May 7, 1999 (the Record Date) are entitled to vote at the Annual Meeting.

       4.  Q:         HOW DO I VOTE?
           A:         Complete, sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy at any time before the meeting by:
                      (1)        notifying the Corporate Secretary of the Company in writing;
                      (2)        voting in person; OR
                      (3)        returning a later-dated proxy card.

       5.  Q:         WHO WILL COUNT THE VOTE?
           A:         Representatives of Chase Mellon Shareholder Services L.L.C. will count the votes and act as the inspector of election.

       6.  Q:         IS MY VOTE CONFIDENTIAL?
           A:         Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Chase Mellon Shareholder Services L.L.C. and are handled in a manner that protects your voting privacy. Your vote will not be disclosed except:
                      (1)        as needed to permit Chase Mellon Shareholder Services L.L.C. to tabulate and certify the vote;
                      (2)        as required by law; or
                      (3)        in limited circumstances such as a proxy contest in opposition to the Board.
                      Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

       7.  Q:         WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?
           A:         The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

       8.  Q:         WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
           A:         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent,
                      Chase Mellon Shareholder Services L.L.C.

       9.  Q:         HOW MANY SHARES CAN VOTE?
           A:         As of the Record Date, May 7, 1999, 13,770,447 shares of common stock, the only voting securities of the Company, were issued and outstanding. Every stockholder of common stock is entitled to one vote for each share held.

      10.  Q:         WHAT IS A "QUORUM"?
           A:         A "quorum" is a majority of the outstanding shares entitled to vote. They may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes and for the purpose of determining the outcome of any matter submitted to the stockholders for a vote. However, abstentions do not constitute a vote "for" or "against" any matter and will be disregarded in the calculation of a plurality.

      11.  Q:         WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?
           A:         A quorum must have been established in order to approve each proposal. To elect directors, the two candidates for director who receive the most votes will become directors of the Company. To approve the change in the name of the Company, a majority of the outstanding shares entitled to vote must be cast in favor of the proposal. To approve the amendment to the 1998 Plan, a majority of the shares represented at the meeting, either in person or by proxy, must be voted in favor of the amendment, with at least 50%
                      of the total outstanding shares of common stock of the Company voting (either "for" or
                      "against") on the amendment (not including abstentions and broker non-votes). To ratify the appointment of auditors, a majority of the shares represented at the meeting, either in person or by proxy, must be voted in favor of the auditors.
                      Any shares that are considered broker non-votes with respect to a particular matter will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

      12.  Q:         HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
           A:         Although we do not know of any business to be considered at the 1999 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Frank Perna, Jr., and
                      Louis A. Greco to vote on such matters in his discretion.

      13.  Q:         HOW HAS THE PRESENTATION OF INFORMATION IN THIS PROXY STATEMENT BEEN MODIFIED BY THE
                      COMPANY'S RECENT CHANGE IN FISCAL YEAR?
           A:         On January 30, 1999, the Company determined to change its fiscal year from a January 31 year end to a December 31 year end. In order to permit comparisons of numbers among different years, all of the disclosures in this Proxy Statement that relate to current and prior fiscal years have been restated to reflect a fiscal year running from January 1 through December 31.

      14.  Q:         WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING DUE?
           A:         All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Louis A. Greco, Secretary and Chief Financial Officer,
                      The MacNeal-Schwendler Corporation, 815 Colorado Boulevard, Los Angeles, California 90041
                      by January 13, 2000. Any proposal received after this date will be considered untimely. A stockholder proposal (other than in respect of a nominee for election to the Board of
                      Directors) to be presented at the next annual meeting of stockholders but not submitted for inclusion in the proxy statement will be considered untimely under the SEC's proxy rules if received after March 29, 2000. Each proposal must comply with the Securities and
                      Exchange Act of 1934 and the rules and regulations promulgated thereunder.

      15.  Q:         CAN A STOCKHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE COMPANY?
           A:         No. The Nominating Committee of the Board will not consider nominees recommended by the stockholders.

      16.  Q:         HOW MUCH DID THIS PROXY SOLICITATION COST?
           A:         The Company hired Chase Mellon Shareholder Services, L.L.C. to assist in the distribution of proxy materials and solicitation of votes for $7,000, plus estimated out-of-pocket expenses of $2,500. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                           PROPOSALS YOU MAY VOTE ON

1.  ELECTION OF DIRECTORS

    There are two nominees for election this year. Detailed information on each nominee, along with information on the other continuing directors, is provided at pages 5 and 6. Two directors are elected annually. All directors serve for a term of three years. The Company does not expect any of the nominees to become unavailable to stand for election, but should this happen, the Board will designate a substitute. Proxies voting on the original nominee will be cast for the substitute.

    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

2.  CHANGE OF NAME

    The Board has approved an amendment to the Company's Certificate of Incorporation to change the name of the Company to MSC.Software Corporation. An amendment to the Certificate of Incorporation requires stockholder approval. The Board believes that changing the name of the Company is advisable and will enhance the Company's name recognition, identify the Company with its principal products and better describe its core business. The amendment to the Certificate of Incorporation that was approved by the Board will amend "Article I. Name." to read as follows:

       "The name of the corporation is MSC.Software Corporation (hereinafter referred to as the "Corporation")."

    In all other respects, the Certificate of Incorporation will remain unchanged.

    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE CHANGE OF THE COMPANY'S NAME TO MSC.SOFTWARE CORPORATION.

3.  INCREASE IN SHARES AUTHORIZED UNDER 1998 PLAN

    The Board has approved an amendment to the Company's 1998 Stock Option Plan to increase the number of authorized shares under the 1998 Plan by 1,500,000 for a total of 2,500,000 authorized shares. The Board has recommended that the amendment to the Plan be approved by the stockholders. The amendment to the Plan that was approved by the Board would amend and restate subsection "1.4.2 Share Limits" to read as follows:

       "1.4.2 Share Limits. The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 2,500,000 Shares (the "Share Limit"). The maximum number of Shares that may be delivered pursuant to Options granted to Non-Employee Directors is 60,000 Shares. The maximum number of Shares subject to those Options that are granted during any calendar year to any one individual is 200,000 Shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2."

    In all other respects, the 1998 Plan will remain unchanged.

    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES UNDER THE 1998 PLAN.

4.  RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

    The Audit Committee has recommended, and the Board has approved, the appointment of Ernst & Young LLP ("Ernst & Young") as our independent auditors for 1999. Ernst & Young has served as our independent auditors since 1983. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of Ernst & Young will attend the Annual Meeting to answer appropriate questions. They also may make a statement if they so desire.

    Audit services provided by Ernst & Young during 1998 included an audit of the Company's consolidated financial statements, an audit of the Company's Profit Sharing Plan and consultation on various tax and accounting matters.

    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG'S APPOINTMENT AS INDEPENDENT AUDITORS FOR 1999.

                             THE BOARD OF DIRECTORS

NOMINEES FOR DIRECTORS

    The following table sets forth certain information regarding the directors in Class II who are nominees for election to the Board of Directors for a three-year term.

                                                                                                            DIRECTOR
NAME                               AGE                            LAST FIVE YEARS                            SINCE
---------------------------------  ---   -----------------------------------------------------------------  -------
Donald Glickman                    66    General Partner, J.F. Lehman and Company, a private equity          1998
                                         investment firm (1993 to present). Mr. Glickman currently serves as Chairman of Elgar Electronics (1998 to present), and a
                                         director of Burke Industries (1997 to present), Monroe Muffler
                                         Brake Inc. (1984 to present), General Aluminum (1988 to present)
                                         and Massachusetts Mutual Corporate Investors (1992 to present).
Larry S. Barels                    50    Principal, Pacific Capital Resources, Mr. Barels' private           1998
                                         consulting practice (1996 to present). Chairman, Software.com,
                                         Inc., a privately held company that develops internet and
                                         intranet-based messaging server software (1995 to 1997). Chairman and CEO, Wavefront Technologies, a company involved in digital image manipulation and computer animation (1985 to 1995). Mr.
                                         Barels is currently a director of Miramar Systems (1990 to present).

CONTINUING DIRECTORS

    The following table sets forth certain information, furnished to the Company by the respective persons named below, about the directors who comprise Class I and Class III of the Company's Board of Directors.

    Thomas Curry resigned from the Board as of April 2, 1999 in order to pursue other opportunities. The Nominating Committee is currently searching for candidates to fill the vacancy created by Mr. Curry's resignation. Once a suitable candidate has been qualified and appointed, he or she will serve the remainder of Mr. Curry's term as a Class I director and until a successor is elected and qualified.

    The following Class III directors are currently serving until the 2000 Annual Meeting and until their respective successors are elected and qualified:

                                                                                                            DIRECTOR
NAME                               AGE                            LAST FIVE YEARS                            SINCE
---------------------------------  ---   -----------------------------------------------------------------  -------
George N. Riordan                  65    Former Chairman of the Board of the Company (February 1, 1997 to    1983
                                         December 14, 1998). Mr. Riordan is also Managing Director, George
                                         Riordan & Co., investment bankers (February 1991 to present) and is a director of Pancho's Mexican Buffet, Inc. (1993 to present).
                                         Mr. Riordan was previously a director of Lewis Galoob Toys, Inc.
                                         (1994 to 1996).
William F. Grun                    51    President and Chief Operating Officer, Optum Software, a            1997
                                         privately held supply chain software company (1996 to present).
                                         Mr. Grun previously served in various senior management positions for AlliedSignal Inc. (1989 to 1996), including
                                         President-Aerospace Systems and Equipment, President of
                                         AirResearch Los Angeles Division and Vice President
                                         Operations--AlliedSignal Aerospace Company (1989).

    The following Class I director is currently serving until the 2001 Annual Meeting and until his successor is elected and qualified:

                                                                                                            DIRECTOR
NAME                               AGE                            LAST FIVE YEARS                            SINCE
---------------------------------  ---   -----------------------------------------------------------------  -------
Frank Perna                        61    Chairman and Chief Executive Officer (December 14, 1998 to          1994
                                         present) of the Company. Chairman and Chief Executive Officer,
                                         EOS, a privately held provider of power supplies for electrical equipment and notebook computers (1994 to 1998). Mr. Perna also serves as a director of Software.com, Inc., a privately held company that develops internet and intranet-based messaging server software and Intellisys, a privately held electronics distributor. Mr. Perna previously served as director of PDA
                                         Engineering (1990 to 1994) and was a member of the Board of
                                         Directors of PDA Engineering at the time it was acquired by the
                                         Company.

STATEMENT ON CORPORATE GOVERNANCE

    The Board held eight meetings during 1998, and all of the directors attended at least 75% of the Board meetings and committee meetings of which they were members.

    Although the full Board considers all major decisions of the Company, the Board has established several standing committees to more fully address certain areas of importance to the Company. The Company eliminated its Executive Committee as of December 14, 1998. The three committees of the Board are the:

    - Audit Committee;

    - Nominating Committee; and

    - Compensation Committee

The Committees are currently composed of:

------------------------------------------------------------------------------------------

        NAME                 AUDIT(1)            COMPENSATION(1)          NOMINATING
Donald Glickman                  X                    X(2)
------------------------------------------------------------------------------------------
Larry S. Barels                                         X                    X(2)
George N. Riordan                                                              X
------------------------------------------------------------------------------------------
William F. Grun                X(2)                     X
Frank Perna                                                                    X

------------------------

NOTES TO MEMBERSHIP ROSTER:

(1) The Audit and Compensation Committees are composed entirely of outside directors.

(2) Committee Chairman.

    AUDIT COMMITTEE: The Audit Committee examines accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews and approves the Company's financial disclosures, and communicates with the Company's independent auditors. The Audit Committee met four times in 1998.

    NOMINATING COMMITTEE: The Nominating Committee is responsible for nominating directors to serve on the Board. The Nominating Committee does not consider nominees recommended by the stockholders. The Nominating Committee met three times in 1998.

    COMPENSATION COMMITTEE: The Compensation Committee reviews the compensation paid to corporate officers and makes recommendations regarding changes in salary, profit sharing, and yearly bonuses awarded to employees. This committee also administers the 1991 Stock Plan and the 1998 Stock Plan. The Compensation Committee met seven times in 1998.

    BOARD EVALUATION. In 1997, the Board implemented a process to evaluate Board performance and effectiveness. In 1998, the directors, with one abstention, completed a Board evaluation questionnaire addressing twelve performance standards relating to the Board as a whole. In addition to the evaluation questionnaire, each Board member, with one abstention, also completed a director evaluation form rating each of the other directors excluding themselves. The Board evaluation questionnaire and the director evaluation form were both modeled on samples provided in the Blue Ribbon Commission Report of the National Association of Corporate Directors. The completed questionnaires and evaluation forms were mailed confidentially to the Company's outside auditors who tabulated the results as to the Board's overall performance. Upon receiving the tabulated results from the auditors, the Nominating Committee reviewed the process and analyzed the results. In April 1999, the Nominating Committee presented a synthesis of the assessments and its recommendations to the full Board. The composite ratings in the categories surveyed were all "above average" or higher. The Board intends to conduct a self-evaluation process similar to that conducted this year and last year on an annual basis. In addition, the Board will devote time at least twice a year to review and discuss industry trends and issues and the relative performance of the Company in comparison to its competitors and other companies in the industry.

    CHIEF EXECUTIVE OFFICER EVALUATION. The Board did not conduct a year-end evaluation of the performance of Mr. Curry because of his removal in December 1998. Because Mr. Perna became Chief Executive Officer in mid-December 1998 the Board did not feel it was appropriate to conduct an evaluation of Mr. Perna's performance for fiscal 1998.

DIRECTORS' COMPENSATION

    Directors who are also employees or officers of the Company do not receive any additional compensation for their service on the Board. Currently, non-employee directors receive a $15,000 annual retainer plus $5,000 per year for each committee chair. Directors also receive $2,500 for each Board meeting they attend and $1,500 for each committee meeting they attend. In addition, non-employee directors are reimbursed for all expenses incurred in connection with attendance at meetings of the Board and the performance of Board duties. For his services as Chairman of the Board during 1998, George Riordan received $200,000 plus medical benefits.

    Directors who are not officers or employees of the Company are eligible to participate in the Non-Employee Director Program. Under this program, directors receive a grant of options to purchase 10,000 shares of common stock of the Company upon election to the Board. On April 14, 1998, upon their appointment to the Board, Larry Barels and Donald Glickman each received a grant of 10,000 options at an exercise price of $11.00. In addition, directors receive an annual grant of options to purchase 3,000 shares of common stock on the first business day of each calendar year. On January 2, 1998, Frank Perna received 3,000 options to purchase common stock of the Company at an exercise price of $9.75. All of the options granted under the program become exercisable 12 months after the date of grant and expire on the fifth anniversary of the grant date.

    The Company has entered into consulting agreements with certain former directors who served on the Board during 1998. Under the terms of the consulting agreements, the Company will pay $12,500 per year plus reasonable travel expenses to each of Harold Harrigian, Arthur Reidel, Dale Myers and Paul

MacCready in exchange for consulting services to be provided on various Company matters. The agreements with Messrs. Harrigian, Reidel, Myers and MacCready will expire in 2005, 2001, 2002 and 2001 respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of March 31, 1999 the names, addresses, and holdings of those persons known to the Company to be beneficial owners of more than 5% of its common stock, the names and holdings of each director and each nominee for director, the names and holdings of each executive officer named in the Summary Compensation Table ("named executive officers") and the holdings of all executive officers and directors as a group:

-------------------------------------------------------------------------------------------

                                                             AMOUNT
                                                          BENEFICIALLY
                                                        OWNED AND NATURE
                                                               OF
NAME AND ADDRESS OF                                        BENEFICIAL         PERCENT OF
BENEFICIAL OWNER                                          OWNERSHIP(1)         CLASS(2)
David L. Babson and Company                                 1,341,000(3)             9.7%
  Incorporated
  One Memorial Drive
  Cambridge, MA 02142
-------------------------------------------------------------------------------------------
Royce & Associates, Inc.                                    1,253,813(4)             9.1%
  1414 Avenue of the Americas
  New York, NY 10019
Richard H. MacNeal                                          1,161,143(5)             8.5%
  501 Highland Dr.
  La Canada, CA 91011
-------------------------------------------------------------------------------------------
The TCW Group, Inc.                                           815,200(6)             5.9%
  865 South Figueroa Street
  Los Angeles, CA 90017
Larry S. Barels                                                10,000                  *
-------------------------------------------------------------------------------------------
Donald Glickman                                                14,000                  *
William F. Grun                                                13,000                  *
-------------------------------------------------------------------------------------------
Frank Perna                                                    34,452                  *
Thomas C. Curry(7)                                            443,007                3.1%
-------------------------------------------------------------------------------------------
Louis A. Greco                                                169,773                1.2%
James B. Archer                                                25,000                  *
-------------------------------------------------------------------------------------------
Kenneth D. Blakely                                             67,582                  *
George N. Riordan                                              93,600                  *
-------------------------------------------------------------------------------------------
All directors and executive officers as a group
  (12 persons)                                                948,848(8)             6.5%

------------------------

NOTES TO STOCK OWNERSHIP TABLE:

  * Holdings represent less than 1% of all shares outstanding.

 (1) Except as provided with respect to certain shares held in trust with the person's spouse and as otherwise provided under state community property laws, beneficial ownership is direct (and includes shares held pursuant to The MacNeal-Schwendler Corporation Profit Sharing Plan and the Employee Stock Purchase Plan), and the person indicated has sole voting and investment power over the shares of Common Stock indicated. The amounts shown in this column include shares issuable upon (i) conversion of the Company's 7 7/8% Convertible Subordinated Debentures due 2004 (the "Debentures") or (ii) exercise of options which are exercisable on or within 60 days of March 31, 1999, in the following amounts: Thomas C. Curry, 426,721; Frank Perna, 21,452; George N. Riordan, 90,100; Kenneth D. Blakely, 62,250; Louis A. Greco, 142,500; James B. Archer, 25,000; Larry S. Barels, 10,000; Donald Glickman, 10,000; and William F. Grun, 13,000.

 (2) All expressions of percent of class held assume that the Debentures and options, if any, of the particular person or group in question, and no others, have been exercised.

 (3) Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 by David L. Babson and Company Incorporated ("DLB") in January 1999. DLB, in its capacity as investment adviser, may be deemed the beneficial owner of 1,341,000 shares of Common Stock which are owned by numerous investment counseling clients.

 (4) Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 by Royce & Associates, Inc., Royce Management Company and Charles M. Royce in February 1999. These entities are filing as a group. Royce & Associates, Inc. has sole voting and investment power with respect to 1,253,813 shares of Common Stock; Royce Management Company has sole voting and investment power with respect to 75,700 shares of Common Stock; and Charles Royce may be deemed to be a controlling person of these entities. Mr. Royce does not own any shares outside of these entities, and disclaims beneficial ownership of the shares held by Royce & Associates, Inc. and Royce Management Company.

 (5) Based upon a Form 4, dated September 10, 1996, which was filed by the Company on behalf of Richard MacNeal before he retired from the Company.

 (6) Based upon information set forth in a Schedule 13G/A filed under the Securities Exchange Act of 1934 by The TCW Group, Inc. ("TCW") and Robert Day in February 1999. TCW has shared voting and investment power with respect to 815,200 shares of Common Stock. Robert Day is also listed on such 13G/A as having shared voting and investment power with respect to 815,200 shares, as an "individual who may be deemed to control The TCW Group, Inc. and other entities which hold the Common Stock of the issuer."

 (7) Thomas C. Curry was removed as President and Chief Executive Officer on December 14, 1998 and remained employed by the Company until January 31, 1999. Mr. Curry resigned from the Board as of April 2, 1999 in order to pursue other opportunities.

 (8) Includes 862,000 shares issuable upon exercise of options granted the directors and executive officers of the Company which are exercisable on or within 60 days of March 31, 1999. See footnote 1 above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Former directors Paul MacCready, Dale Myers, and current directors William Grun, Donald Glickman, Larry Barels and Frank Perna each served as members of the Compensation Committee at various times during 1998. Frank Perna became an officer of the Company on December 14, 1998, and as of that date, ceased to serve on the Compensation Committee. None of the other members or former members of the Compensation Committee are officers or employees, or former officers or employees, of the Company or any of its subsidiaries. No interlocking relationship exists between the members of the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

    THE COMPENSATION COMMITTEE OF THE BOARD HAS FURNISHED THE FOLLOWING REPORT ON EMPLOYEE COMPENSATION. THIS REPORT WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING THIS PROXY STATEMENT INTO ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND WILL NOT BE DEEMED SOLICITING MATERIAL OR DEEMED FILED UNDER THOSE ACTS.

    The Compensation Committee of the Board is composed entirely of independent outside directors. We are responsible for the general compensation policies of the Company, and administer the Company's various compensation plans, including its stock option plans and annual salary and bonus plans.

    Each year, we comprehensively review the compensation of the Company's Chief Executive Officer and the other senior executive officers to assure that compensation is appropriately tied to performance and that salary and potential bonus compensation levels are appropriate. To focus and facilitate such review, we developed the following compensation philosophy for the Company:

    - executive compensation should be at or above the 50th percentile of high-tech industry market levels to allow the Company to attract and retain talented management;

    - annual variable compensation should reward the executives for achieving specific results which should lead to increased stockholder value;

    - the majority of variable compensation should be directly related to sustained increases in stockholder value;

    - supplemental benefits and perquisites which reward executives without regard to performance should be minimal; and

    - all employees of the Company should be encouraged to think like stockholders.

    The compensation of the Chief Executive Officer and of the Company's other senior executive officers is comprised of three primary components:

       - Salary

       - Bonus

       - Stock options.

    SALARY is fixed at a competitive level to attract and retain qualified candidates. Bonuses are tied specifically to performance of the Company, components or specific business units of the Company and/or individual contributions. STOCK OPTIONS are awarded in amounts we believe necessary to provide incentives for future performance, taking into account individual performance and length of service with the Company. This mix of compensation elements places a significant portion of compensation at risk and emphasizes performance.

    During 1998, we reexamined the Company's salary, bonus, equity incentive and perquisite structure with the assistance of an independent consultant. We found that base salaries and perquisites were competitive, however, equity incentives were below competitive levels and bonus formulas, while generous, were generally not earned. Therefore, we increased the level of equity incentives for 1998 and have modified the bonus structure for Mr. Perna for 1999 as described below.

    SALARY. Prior to his removal on December 14, 1998, Mr. Curry's salary was set at $292,500, and was determined by us in accordance with the general principles described above. The base salaries for the period from January 1, 1998 to December 31, 1998 for the remaining senior executive officers were similarly reviewed and set, with consideration also given to the relationship of those salaries to the salary of Mr. Curry.

    In connection with his appointment as Chief Executive Officer, Mr. Perna and the Board negotiated the terms of Mr. Perna's compensation, and, the base salary of Mr. Perna was set at $300,000, effective December 14, 1998. We considered the compensation of chief executive officers of other relevant companies and the proportion of compensation that would be "at risk" in setting Mr. Perna's salary.

    BONUS. For 1998, we established an expected target bonus for Mr. Curry of 50% of his annual base salary that was dependent upon Company performance, which was not earned. (Mr. Curry received $82,500 in bonus in March 1998 due to the Company's performance from February 1997 to January 1998.) Under the 1998 program, the target bonus of other senior executive officers was set within a range of 35% to 40% of their annual base salary and was also dependent on both
(1) specific performance factors established in advance by the Chief Executive Officer and (2) Company performance. Other named executive officers earned bonuses paid in early 1998 ranging from $27,500 to $73,100 due to the Company's performance from February 1997 to January 1998.

    Mr. Perna became Chief Executive Officer in December 1998 and did not receive a bonus in 1998. For 1999, we established competitive target bonus opportunities for the Chief Executive Officer and the other executive officers. The target bonus for Mr. Perna in 1999 is $200,000, with up to $100,000 payable based on reaching certain revenue increase goals and up to $100,000 payable based on earnings per share increases. Mr. Perna is eligible for a "super bonus" in some circumstances if certain earnings per share targets are met. For 1999, the expected target bonus for other senior executive officers consists of a base salary component and an incentive component.

    STOCK OPTIONS. We believe that the Company should provide greater equity incentives to the Chief Executive Officer and other executive officers to encourage them to think like stockholders and enhance retention and continuity of management. Equity incentives for management at the Company have historically been below the median level at peer companies. During 1998, we authorized 1,767,350 stock option grants under the 1991 Plan and the 1998 Plan. We assigned option awards to Mr. Curry, Mr. Perna and other executive officers in part based on our desire to increase equity incentives at the Company and on their respective compensation levels, individual performance during 1998, and their length of service with the Company.

    In December 1995, the United States Internal Revenue Service issued final regulations affecting all publicly held United States corporations (the "Regulations") interpreting the statutory limitation on the tax deductibility of compensation in excess of $1 million for certain executive officers. In general, we consider the anticipated tax treatment to the Company and to its executives of various payments and benefits. However, we will not necessarily limit executive compensation to that which is deductible under the Regulations. We will consider various alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

    No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries, or is employed by a company whose board of directors includes a member of the management of the Company.

                                          Compensation Committee:

                                          Donald Glickman, Chairman

                                          Larry S. Barels

                                          William F. Grun

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                ANNUAL COMPENSATION            AWARDS(1)
                                                               OTHER ANNUAL   SECURITIES    ALL OTHER
NAME AND PRINCIPAL                                             COMPENSATION   UNDERLYING   COMPENSATION
POSITION                      YEAR     SALARY($)  BONUS($)(2)     ($)(3)      OPTIONS(#)(4)   ($)(5)
Frank Perna(6)                   1998     14,808           0        87,930       278,000            0
  Chairman and Chief             1997          0           0        48,925         3,000            0
  Executive Officer              1996          0           0        38,800         3,000            0
-------------------------------------------------------------------------------------------

Thomas C. Curry(6)               1998    292,500      82,500             0       175,000       35,580
  former Chief Executive         1997    275,000           0             0             0       51,272
  Officer and President          1996    267,997      46,680             0       120,000       50,025

Louis A. Greco                   1998    203,750      73,100             0       105,000       23,747
  Chief Financial Officer        1997    195,000           0             0             0       35,272
                                 1996    195,000      35,362             0        25,000       35,426
-------------------------------------------------------------------------------------------

James B. Archer                  1998    224,375      27,500             0       115,000        5,469
  Senior Vice President          1997     73,333      27,500             0        30,000            0
                                 1996          0           0             0             0            0

Kenneth D. Blakely               1998    191,000      65,000             0       115,000       22,047
  Senior Vice President          1997    146,667           0             0             0       25,605
                                 1996    146,311      18,935             0        25,000       25,688
-------------------------------------------------------------------------------------------

George N. Riordan(6)             1998    200,000           0             0       128,000            0
  former Chairman                1997    175,000           0         6,200         3,000            0
                                 1996          0           0        42,725         3,000            0

------------------------

NOTES TO SUMMARY COMPENSATION TABLE:

(1) The Company did not make any payments or awards that would be classifiable under the "Restricted Stock Award" and "LTIP Payout" columns otherwise required to be included in the Table by the applicable Securities and Exchange Commission ("SEC") disclosure rules.

(2) Annual bonus amounts were paid in the fiscal years indicated, but were accrued and earned in relation to performance during the previous fiscal year. For example, bonuses shown for 1998 were paid in March 1998 but relate to performance for the 1997 fiscal year.

(3) The amounts included in this column for each of the named executive officers do not include the value of certain perquisites which in the aggregate did not exceed the lower of $50,000 or 10% of each named executive's aggregate fiscal 1996, 1997 or 1998 salary and bonus compensation. The Other Annual Compensation earned by George N. Riordan and Frank Perna relates to compensation received as a member of the Board of Directors and consulting fees.

(4) Unless otherwise noted, represents shares of stock underlying options granted under The MacNeal-Schwendler Corporation 1991 Stock Option Plan, as amended (the "1991 Plan") and the 1998 Plan. There were no individual grants of stock options in tandem with stock appreciation rights ("SAR's") or freestanding SAR's made during the years ended December 31, 1996, 1997 or 1998 to the above-named executive officers.

(5) Unless otherwise noted, the amounts shown constitute Company contributions on behalf of the named individuals to (a) The MacNeal-Schwendler Corporation Profit Sharing Plan ("PSP") and (b) The MacNeal-Schwendler Corporation Supplemental Retirement and Deferred Compensation Plan ("SERP") in the following amounts: Thomas C. Curry: 1998: $12,580 to PSP, $23,000 to SERP; 1997:

    $18,772 to PSP, $32,500 to SERP; 1996: $18,926 to PSP, $31,099 to SERP;
    Louis A. Greco: 1998: $12,580 to PSP, $11,167 to SERP; 1997: $18,772 to PSP,
    $16,500 to SERP; 1996: $18,926 to PSP, $16,500 to SERP; Kenneth D. Blakely:
    1998: $12,580 to PSP, $9,467 to SERP; 1997: $14,972 to PSP, $10,633 to SERP;
    1996: $12,176 to PSP, $13,512 to SERP; James B. Archer: 1998: $3,281 to PSP,
    $2,188 to SERP.

(6) Thomas C. Curry was removed as President and Chief Executive Officer on December 14, 1998 and remained employed by the Company until January 31, 1999. George Riordan resigned from his position as Chairman of the Board on December 14, 1998. Frank Perna was elected to succeed George Riordan as Chairman of the Board and Thomas Curry as Chief Executive Officer. Mr. Riordan will continue as director of the Company; Mr. Curry resigned from the Board as of April 2, 1999.

OPTION GRANT TABLE

    The following table presents additional information concerning the stock options shown in the Summary Compensation Table and granted to the named executive officers for fiscal year 1998:

-------------------------------------------------------------------------------------------

                                         INDIVIDUAL GRANTS
                          NUMBER OF
                          SECURITIES     PERCENT OF TOTAL
                          UNDERLYING      OPTIONS GRANTED     EXERCISE                  GRANT DATE
                           OPTIONS        TO EMPLOYEES IN       PRICE      EXPIRATION     PRESENT
NAME                   GRANTED(#)(1)(2)  FISCAL YEAR 1998     ($/SH)(3)       DATE       VALUE($)
Frank Perna                 3,000(4)               0.2%           9.750       1/02/03       9,480(5)
                          125,000(6)               7.5%           6.375       9/14/08     396,250(7)
                           75,000(8)               4.5%           5.375      12/14/08     200,250(7)
                           75,000(9)               4.5%           5.375      12/14/08     200,250(7)
-------------------------------------------------------------------------------------------

Thomas C. Curry            50,000(10)(11)           3.0%          9.875       1/31/04     232,500(7)
                          125,000(10)(12)           7.5%          9.000       1/31/04     558,750(7)

Louis A. Greco             30,000(11)              1.8%           9.875       1/14/08     139,500(7)
                           75,000(12)              4.5%           9.000       7/15/08     335,250(7)
-------------------------------------------------------------------------------------------

James B. Archer            40,000(11)              2.4%           9.875       1/14/08     186,000(7)
                           75,000(12)              4.5%           9.000       7/15/08     335,250(7)

Kenneth D. Blakely         40,000(11)              2.4%           9.875       1/14/08     186,000(7)
                           75,000(12)              4.5%           9.000       7/15/08     335,250(7)
-------------------------------------------------------------------------------------------

George N. Riordan           3,000(4)               0.2%           9.750        1/2/03       9,480(5)
                          125,000(10)(13)           7.5%          9.000       1/31/04     558,750(7)

------------------------

NOTES TO OPTION GRANT TABLE:

 (1) During 1998, options were granted pursuant to the 1991 Plan and the 1998 Plan. Options under the 1991 Plan and the 1998 Plan are nontransferable other than by will or the laws of descent and distribution or, in the case of the 1991 Plan, certain exceptions under Rule 16b-3 of the Securities Exchange Act of 1934. Options under the 1991 Plan are exercisable only during an optionee's term of employment, and for three months after termination of employment if as a result of permanent disability or retirement or resignation approved by the Board. Options under the 1998 Plan are generally exercisable for three months after resignation, twelve months after death or disability and either three or twelve months (depending on the nature of the option) after retirement. Both plans provide that vesting may be accelerated in certain events related to changes in control of the Company, unless the Compensation Committee, prior to such change in control, determines otherwise. The 1991 Plan provides that the Compensation Committee has discretion, subject to certain limits, to modify the terms of outstanding options and to regrant and reprice options. Both plans are administered by the Compensation Committee of the Board.

 (2) The 1991 Plan provides, under certain circumstances, for the grant of "reload options" if an optionee uses already-owned shares of Common Stock to pay for the exercise of any options. The reload provision permits the grantee the right to purchase the same number of shares of the Company's Common Stock as the grantee used to exercise any options at an exercise price equal to the fair market value of a share of Common Stock on the date of exercise of the initial option to which the reload relates. The 1998 Plan contains no such provision.

 (3) Options were granted at an exercise price equal to the fair market value on the date of grant.

 (4) Represents grant to the non-employee director of nonqualified stock options to purchase shares of Common Stock granted on January 2, 1998 under the 1991 Plan. The options vested on January 2, 1999. These grants are not utilized in computing the percent of total options granted to employees in 1998.

 (5) Grant Date Present Value determined under Black-Scholes Valuation Method. The estimated values under the Black-Scholes model are based on the following assumptions: the risk-free rate of return is 7.0%, the expected dividend yield is 0, the expected volatility is 0.419 and the expected term is five years. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

 (6) Represents grant to the employee of non-qualified stock options to purchase shares of Common Stock granted on September 14, 1998 under the 1998 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date. These grants are not utilized in computing the percent of total options granted to employees in 1998.

 (7) Grant Date Present Value determined under Black-Scholes Valuation Method. The estimated values under the Black-Scholes model are based on the following assumptions: the risk-free rate of return is 7.0%, the expected dividend yield is 0, the expected volatility is 0.461 and the expected term is ten years. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

 (8) Represents grant to employee of non-qualified stock options to purchase shares of Common Stock granted on December 14, 1998 under the 1991 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

 (9) Represents grant to employee of non-qualified stock options to purchase shares of Common Stock granted on December 14, 1998 under the 1998 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

(10) As part of the Separation Agreements with Thomas Curry and George Riordan, a portion of these options were cancelled as of January 31, 1999 and further modified as more fully described in "Severance Plans and Other Information" below.

(11) Represents nonqualified stock options to purchase shares of Common Stock granted on January 14, 1998 under the 1991 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date.

(12) Represents grant to employee of non-qualified stock options to purchase shares of Common Stock granted on July 15, 1998 under the 1991 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

(13) Represents grant to employee of non-qualified stock options to purchase shares of Common Stock granted on July 15, 1998 under the 1998 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

    The following table shows information for the named executive officers, concerning:

    (1) exercises of stock options during 1998; and

    (2) the amount and values of unexercised stock options as of December 31, 1998.

-------------------------------------------------------------------------------------------

                                                             NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                        SHARES ACQUIRED                       UNDERLYING OPTIONS        IN-THE-MONEY OPTIONS
                              ON               VALUE             AT FY-END(#)             AT FY-END($)(1)
NAME                      EXERCISE(#)       REALIZED($)    EXERCISABLE  UNEXERCISABLE EXERCISABLE  UNEXERCISABLE
Frank Perna                        0                 0         18,000      278,000             0      321,875
-------------------------------------------------------------------------------------------
Thomas C. Curry                    0                 0        320,000      210,000(2)          0            0
Louis A. Greco                     0                 0        135,000      125,000(2)      5,000            0
-------------------------------------------------------------------------------------------
James B. Archer                    0                 0         15,000      130,000             0            0
Kenneth D. Blakely                 0                 0         52,250      128,750         5,000            0
-------------------------------------------------------------------------------------------
George N. Riordan                  0                 0         20,000      128,000             0            0

------------------------

NOTES TO OPTION EXERCISE TABLE:

(1) Based on the closing price of the Company's common stock on December 31, 1998 ($7.000 per share) minus the exercise price of "in-the-money" options.

(2) As part of the Separation Agreements with Thomas Curry and George Riordan, a portion of these options were cancelled as of January 31, 1999 and further modified as more fully described in "Severance Plans and Other Information" below.

SEVERANCE PLANS AND OTHER INFORMATION

    The Company has entered into severance agreements with each of the named executive officers and other key employees. These severance agreements provide that, if the Company or the employee terminates the employee's employment with the Company (other than as a result of death or disability) for any reason within two years after a change of control(1) of the Company, the employee will receive a

------------------------

 (1) Under the severance agreements, a change in control is defined to include the following transactions unless approved by a majority of the Board of
     Directors:
    (a) any person or group becomes the beneficial owner of 20% or more of the combined voting power of the Company's then outstanding securities;

    (b) the election in a contest for election of a majority of the Board who were not directors prior to such contest;

    (c) the stockholders approve the dissolution or liquidation of the Company;

    (d) the stockholders approve a merger, consolidation or other reorganization of the Company, as a result of which less than 50% of the outstanding voting securities of the resulting entity are owned by former stockholders of the Company, or

    (e) the stockholders approve the sale of all or substantially all of the assets of the Company to a person or entity which is not a subsidiary of the Company.

severance payment. The severance payments will be reduced to the extent any payment is not deductible by the Company for federal income tax purposes. The severance agreements are automatically renewed annually unless the Company gives written notice that it does not wish to extend them. In addition, the agreements will continue in effect for three years after a change in control of the Company.

- PERNA, GRECO, BLAKELY & ARCHER. The severance payment for Frank Perna, Louis Greco, Kenneth Blakely and James Archer will be a cash payment of two and one-half times the average of the cash compensation received by the employee over the last five years.

- OTHER KEY EMPLOYEES. Some key employees with severance agreements who have been employed by the Company for at least five years will receive a severance payment at least equal to the average of the employee's total cash compensation over the last five years, increasing ratably to a maximum of two times the average of the last five years of such employee's total cash compensation if the employee was employed for ten years or more. Others will receive two and a half times the average of the cash compensation received by the employee over the last five years regardless of the length of service. A total of 127 employees have severance agreements with the Company.

    SEPARATION AND TERMINATION AGREEMENTS WITH THOMAS CURRY. In connection with Thomas Curry's employment with the Company, the Company entered into a Separation Agreement with Mr. Curry which provided for certain payments to Mr. Curry upon a termination of employment. Mr. Curry was removed as President and Chief Executive Officer on December 14, 1998 and his employment terminated effective January 31, 1999. Under the terms of the Separation Agreement, the Company will continue to pay Mr. Curry his base salary until July 31, 2000. The Company will also continue Mr. Curry's participation in the Company's health benefit plans for up to eighteen months after the termination date and reimburse Mr. Curry's outplacement fees (up to $35,000). The Separation Agreement also required the Company to amend 70,000 options previously granted to Mr. Curry under the 1991 Plan to allow (1) full vesting as of January 31, 1999 and (2) exercise of those options until January 31, 2000. In recognition of Mr. Curry's contributions and in consideration of his agreement to remain as an employee of the Company through January 31, 1999, the Company agreed to provide additional benefits to Mr. Curry in a Termination and General Release Agreement. Under the terms of the Termination and General Release Agreement, the Company (1) permitted Mr. Curry to make his full 401(k) contribution for 1998, (2) continued to cover Mr. Curry under the Company's insurance policies for activities related to his employment as an officer of the Company, (3) vested 105,000 of Mr. Curry's 210,000 outstanding options effective January 31, 1999 and cancelled the remainder and (4) extended the exercise date of such vested options through January 31, 2004.

    GEORGE RIORDAN. Mr. Riordan resigned from his position as Chairman of the Board on December 14, 1998. In recognition of Mr. Riordan's contributions to the Company and in consideration of his agreement to remain as an employee of the Company until January 31, 1999, the Company agreed to provide additional benefits to Mr. Riordan in a Termination and General Release Agreement. Under the terms of the Termination and General Release Agreement, the Company (1) paid a lump sum of $100,000 to Mr. Riordan on January 31, 1999, (2) vested 62,500 of Mr. Riordan's 125,000 outstanding options effective January 31, 1999 and cancelled the remainder and (3) extended the exercise date of such vested options through January 31, 2004. On February 4, 1999, in connection with Mr. Riordan's employment as an outside director, the Company entered into a new severance agreement with Mr. Riordan in the same form that is in effect for the other outside directors of the Company. The new severance agreement provides that, if either party terminates Mr. Riordan's employment with the Company (other than as a result of death or disability) for any reason within two years after a change of control of the Company, Mr. Riordan will receive a cash severance payment of two and one-half times the annualized compensation received by Mr. Riordan for his services as a director during the last year. The severance payment may be and will be reduced to the extent any payment is not deductible by the Company for federal income tax purposes. The severance agreement is automatically renewed annually unless the Company gives written notice that it does not wish to extend.

PERFORMANCE GRAPH

    The following graph provides a five year comparison of cumulative total returns for the Company, the Standard & Poor's Software/Computer Services Index and the New York Stock Exchange (NYSE) Market Value Index. The comparison covers the five-year period from December 31, 1993 to December 31, 1998, and assumes that $100 was invested at the beginning of the five-year period in the Company's common stock and each index. Cumulative total returns assumes reinvestment of dividends on the date the dividends were declared.

    The stock price performance depicted in this graph is not necessarily indicative of future price performance. This graph will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or deemed filed under those Acts.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                THE MACNEAL-         S&P GROUP      NYSE
Dollars     Schwendler Corporation         Index
Dec-93                         100           100        100
Dec-94                          82           118         98
Dec-95                         132           166        127
Dec-96                          68           258        153
Dec-97                          83           360        202
Dec-98                          60           652        240

                      AMENDMENT TO 1998 STOCK OPTION PLAN

    The Board has determined that the Company's 1998 Stock Option Plan should be amended to increase the number of shares of the Company's common stock authorized to be issued under the 1998 Plan by 1,500,000 shares to 2,500,000 shares, subject to certain adjustments as provided in the 1998 Plan and described below.

    The Board of Directors approved the amendment to the 1998 Plan based, in part, on a belief that the number of shares that remained available for additional awards under the 1998 Plan was insufficient to adequately provide for future incentives to those individuals upon whose efforts the Company relies for the continued success, development and growth of its business.

    The 1998 Plan currently provides for a limit on the aggregate number of shares of the Company's common stock that may be issued or delivered pursuant to options of 1,000,000 shares. At March 31, 1999, 600,000 shares of the Company's common stock remained subject to options then outstanding under the 1998 Plan and 400,000 shares of common stock were available for grant under the 1998 Plan.

    The Board has approved the amendment to the 1998 Plan. A copy the 1998 Plan which incorporates the amendment is included as Exhibit A to this Proxy Statement. The amendment will become effective upon the receipt of stockholder approval. The following is a summary of the amended 1998 Plan. Please note that the following description is qualified in its entirety by the full text of the amended 1998 Plan and that capitalized terms used in the summary are defined in the amended 1998 Plan.

SUMMARY DESCRIPTION OF THE PLAN

- PURPOSE: The purpose of the 1998 Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining, and rewarding officers, employees, and other eligible persons through the grant of equity incentives. The 1998 Plan also aims to attract, motivate and retain experienced and knowledgeable independent directors.

- ADMINISTRATION: The 1998 Plan will be administered by the Board or one or more committees appointed by the Board (the appropriate acting body is referred to as the "Committee"). Currently, the Company's Compensation Committee administers the 1998 Plan. The Committee determines the number of shares that are to be subject to Options, the exercise price of Options, and the other terms and conditions of the Options. Subject to the other provisions of the 1998 Plan, the Committee has the authority (1) to permit the recipient of any Option to pay the exercise price of an Option in cash, the delivery of previously owned shares of Common Stock, or a cashless exercise; (2) to accelerate the receipt or vesting of benefits pursuant to an Option; and (3) to make certain adjustments to an outstanding Option and authorize the acceleration or termination or the assumption, conversion, or substitution of an Option.

- ELIGIBILITY: Persons eligible to receive Options under the 1998 Plan include directors, officers or employees of the Corporation or any of its Subsidiaries, and certain individual consultants and advisors to the Company. Each member of the Board who is not an officer or employee of the Company (a "Non-Employee Director") will receive certain automatic award grants under the 1998 Plan, as described more fully below. Currently, there are four Non-Employee Directors. If the Committee currently decided to extend eligibility to all officers and employees of the Company, approximately 700 individuals could participate in the 1998 Plan.

- TRANSFER RESTRICTIONS. Subject to certain exceptions contained in Section 1.8 of the 1998 Plan, participants may only transfer Options by will or the laws of descent and distribution and may only exercise Options during his or her lifetime. The Company will only distribute the any amounts payable or shares issuable pursuant to an Option to the participant or a beneficiary or representative of the participant.

- LIMITS ON AUTHORIZED SHARES. Under the proposed amendment to the 1998 Plan, a maximum of 2,500,000 shares of Common Stock may be delivered pursuant to Options. The maximum number of shares that may be granted to Non-Employee Directors is 60,000. The maximum number of shares subject to Options which may be granted to any participant during any calendar year is 200,000.

    - As is customary in stock option plans of this nature, the number and kind of shares available under the 1998 Plan, as well as the exercise or purchase prices, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to the stockholders.

    - The 1998 Plan will not limit the ability of the Board or the Committee to grant awards or authorize any other compensation under any other plan or authority.

- STOCK OPTIONS. An Option is the right to purchase shares of Common Stock at a future date at a specified price (the "Option Price"). The Option Price per share will be determined by the Committee, but it will not be less than the fair market value of a share of Common Stock on the date of grant. Each Option granted under the 1998 Plan will expire within 10 years after the date of grant of the Option. Option recipients must pay the full Option Price (either in cash or by another approved method) at the time of exercise.

    - Options under the 1998 Plan are either Incentive Stock Options or a Nonqualified Stock Options. Incentive Stock Options are taxed differently from Nonqualified Stock Options, as described under "Federal Income Tax Treatment of Options under the 1998 Plan" below. Incentive Stock Options are also subject to more restrictive terms and are limited in amount by the Code and the 1998 Plan.

- AUTOMATIC OPTION GRANTS TO ELIGIBLE DIRECTORS. When the Company's 1991 Stock Option Plan terminates in 2001, the automatic grants of certain Options to Non-Employee Directors will be made under the 1998 Plan. Under the 1998 Plan, the Company will grant Nonqualified Stock Options to purchase 10,000 shares of Common Stock to each Non-Employee Director on the date he or she is first elected or appointed to the Board. In addition, the Company will grant Nonqualified Stock Options to purchase 3,000 shares of Common Stock on the first business day of each calendar year to each Non-Employee Director who is then in office. Each Option will have a five-year term and the exercise price will equal 100% of the Fair Market Value of a share on the date of grant. Each Option will fully vest twelve months after the date of grant.

- ACCELERATION OF OPTIONS; POSSIBLE EARLY TERMINATION OF OPTIONS. Unless the Committee determines otherwise, participants can generally exercise their Options immediately upon the occurrence of a Change in Control Event. A Change in Control Event under the 1998 Plan generally includes a dissolution or liquidation of the Company, a reorganization resulting in a change in ownership of at least 30% of the Company, certain changes in a majority of the Board, certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a sale of substantially all of the Company's assets. Options may terminate after a Change in Control Event in which the Company does not survive.

- TERMINATION OR CHANGES TO THE 1998 PLAN. The Board may amend or terminate the 1998 Plan at any time and in any manner. Unless required by law or deemed necessary or advisable by the Board, the Board will not seek stockholder approval for any amendment to the 1998 Plan. The 1998 Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date of the 1998 Plan. Outstanding Options may be amended by the Committee only in accordance with the terms of the 1998 Plan.

- SECURITIES UNDERLYING OPTIONS. The market value of a share of Common Stock as of May 7, 1999 was $5 13/16 per share. Upon receipt of stockholder approval of the amendment to the 1998 Plan, the Company plans to register the additional 1,500,000 shares of common stock authorized by the amendment to the 1998 Plan pursuant to the Securities Act of 1933.

- NO REPRICING. The Company will not amend, cancel or regrant, or otherwise adjust any Option granted under the 1998 Plan in order to reduce the per share exercise price of the Option to a price less than 100% of the fair market value of the Common Stock on the Option Date of the initial Option (subject to permitted adjustments pursuant to the 1998 Plan).

FEDERAL INCOME TAX TREATMENT OF OPTIONS UNDER THE 1998 PLAN

    The current federal income tax consequences of the 1998 Plan are summarized in the following general discussion of the general tax principles applicable to the 1998 Plan. This summary is not intended to be exhaustive and does not describe state, local, or international tax consequences.

    With respect to nonqualified stock options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to Incentive Stock Options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. If Incentive Stock Option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

    If an Option is accelerated under the 1998 Plan in connection with a change in control (as this term is used in the Code), the Company may not deduct the portion of the compensation attributable to the acceleration if it exceeds certain threshold limits under the Code. These excess payments are called "Parachute Payments" and can sometimes trigger certain related excise taxes. Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

SPECIFIC BENEFITS

    For information regarding options granted to executive officers of the Company, see the material under the heading "Option Grant Table" at page 13.

    The number, amount, and type of awards to be received by or allocated to eligible persons in the future under the 1998 Plan cannot be determined at this time because benefits or amounts, eligibility, price and certain terms are wholly within the discretion of the Board or any committee may be designated by the Board. The dollar value of the benefits that will be received by or allocated to eligible persons in the future under the 1998 Plan are not determinable because the value of such benefits depend on the grant and exercise price of the Company's common stock in the future. The Company does not expect to grant Options to non-employee directors under the 1998 Plan until fiscal year 2001.

                                 OTHER MATTERS

INFORMATION REGARDING STOCKHOLDER RIGHTS PLAN

    On October 5, 1998 the Board adopted a Stockholder Rights Plan. The Stockholder Rights Plan is designed to protect all stockholders of the Company against hostile acquirers who may seek to take advantage of the Company and its stockholders through coercive or unfair tactics aimed at gaining control of the Company without paying all stockholders of the Company a full and fair price. As part of this plan, a special type of dividend was declared on the common stock of the Company in the form of a distribution of rights to all stockholders of record on October 16, 1998. The Board adopted the Stockholder Rights Plan and declared the distribution of rights following the expiration of the Company's shareholder rights plan that was in effect from September 19, 1988 until September 19, 1998.

    The rights are not intended to prevent a fair and equitable takeover of the Company and will not do so. However, the rights should discourage any effort to acquire the Company in a manner or on terms not approved by the Board. The rights are designed to deal with the serious problem of a potential acquirer using coercive or unfair tactics to deprive the Board of any real opportunity to determine the future of the Company and to realize the value of each stockholder's investment in the Company.

    The distribution of rights will not alter the financial strength of the Company or interfere with its business plans. The distribution will not change the way in which stockholders can currently trade the Company's shares and will not be dilutive or affect reported per share results. While the distribution of the rights was not taxable either to stockholders or to the Company, stockholders may, depending on their individual circumstances, recognize taxable income should the rights become exercisable.

    Many publicly-traded companies have adopted stockholder rights plans similar to the one adopted by the Company. The Board is aware that some argue that such plans could deter legitimate acquisition proposals. The Board, assisted by the Company's investment banking and legal advisors, carefully considered these arguments and concluded that such arguments are speculative and do not justify denying stockholders the protection which the rights afford against abusive takeover tactics. Among other things, the Board considered third party studies which suggested that rights plans do not prevent takeovers, and that companies protected by rights plans received premiums higher than companies without such plans in takeover contests.

    The Company's overriding objective is to preserve and enhance the Company's value for all stockholders. In declaring the rights dividend, the Board has expressed its confidence in the Company future and its determination that stockholders be given every opportunity to participate fully in that future.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based on a review of forms filed, director Donald Glickman and former director Paul MacCready each filed one late report on Form 4. The Company believes that other SEC filings of its officers, directors and ten percent stockholders complied with the requirements of Section 16 of the Securities and Exchange Act during 1998.

EXHIBITS TO ANNUAL REPORT ON FORM 10-K

    If any person who was a beneficial owner of common stock of the Company on the record date for the 1999 Annual Meeting desires additional information, a copy of the exhibits to the Company's Report on Form 10-K will be furnished upon written request and payment of copying charges. The request should identify the person requesting the exhibits as a stockholder of the Company as of May 7, 1999 and should be directed to Mr. Louis A. Greco, Secretary, The MacNeal-Schwendler Corporation, 815 Colorado Boulevard, Los Angeles, CA 90041.

                                          By Order of the Board of Directors,

                                          Louis A. Greco

                                          Secretary and Chief Financial Officer

May 11, 1999

                                   EXHIBIT A
                       THE MACNEAL-SCHWENDLER CORPORATION
                             1998 STOCK OPTION PLAN

    The following constitute the provisions of the 1998 Stock Option Plan of The MacNeal-Schwendler Corporation.

    1.  THE PLAN.

        1.1 PURPOSE. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining and rewarding officers, employees, and other eligible persons through the grant of equity incentives and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under
    Section 3. Capitalized terms used herein are defined in Section 5.

        1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

           1.2.1 COMMITTEE. This Plan will be administered by and all Options to Eligible Persons will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by unanimous written consent of its members.

           1.2.2 PLAN AWARDS; Interpretation; Powers of Committee. Subject to the express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

                 (a) determine eligibility and the particular Eligible Persons who will receive Options;

                 (b) grant Options to Eligible Persons, determine the price at which securities will be offered and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination of such Options;

                 (c) approve the forms of Option Agreements (which need not be identical either as to type of Option or among Participants);

                 (d) construe and interpret this Plan and any agreements
                     defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                 (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Persons, subject to any required consent under Section 4.6;

                 (f) accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 2.3; and

                 (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

                     Notwithstanding the foregoing, the provisions of Section 3 relating to Non-Employee Director Options will be automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Options granted under Section 3 will be the responsibility of the Board.

           1.2.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

           1.2.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

           1.2.5 BIFURCATION OF PLAN ADMINISTRATION & DELEGATION. Subject to the limits set forth in the definition of "Committee" in Section 5, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder will consist exclusively of a member or members of the Board. A majority of the members of the acting Committee will constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of a Committee will constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

        1.3 PARTICIPATION. Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee so determines.

        1.4  SHARES AVAILABLE FOR OPTIONS; SHARE LIMITS.

           1.4.1 SHARES AVAILABLE. Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's Common Stock. The Shares may be delivered for any lawful consideration.

           1.4.2 SHARE LIMITS. The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 2,500,000 Shares (the "Share Limit"). The maximum number of Shares that may be delivered pursuant to Options granted to Non-Employee Directors is 60,000 Shares. The maximum number of Shares subject to those Options that are granted during any calendar year to any one individual is 200,000 Shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.

           1.4.3  SHARE LIMIT; REPLENISHMENT AND REISSUE OF UNVESTED
       OPTIONS. No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Shares issuable at any time pursuant to such Option, plus (ii) the number of Shares that have previously been issued pursuant to Options granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Options that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, will again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

        1.5 GRANT OF OPTION. Subject to the express provisions of this Plan, the Committee will determine the number of Shares subject to each Option and the price to be paid for the Shares. Each Option will be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant.

        1.6 OPTION PERIOD. Any option and related right will expire not more than 10 years after the date of grant; provided, however, that the delivery of stock pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing.

        1.7  LIMITATIONS ON EXERCISE AND VESTING OF OPTIONS.

           1.7.1 PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Option will be exercisable or will vest until at least six months after the initial Option Date, and once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option.

           1.7.2 PROCEDURE. Any exercisable Option will be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b) or 3.3, as the case may be.

           1.7.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

        1.8  NO TRANSFERABILITY.

           1.8.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Option Agreement, as the same may be amended, (i) all Options are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Options will be exercised only by the Participant; and (iii) amounts payable or Shares issuable pursuant to an Option will be delivered only to (or for the account of) the Participant.

           1.8.2 EXCEPTIONS. The Committee may permit Options to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). Incentive Stock Options will be subject to any and all additional transfer restrictions under the Code (notwithstanding Section 1.8.3).

           1.8.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.8.1 will not apply to:

                 (a) transfers to the Corporation,

                 (b) the designation of a beneficiary to receive benefits if the
                     Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                 (c) transfers pursuant to a QDRO if approved or ratified by the
                     Committee,

                 (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

                 (e) the authorization by the Committee of "cashless exercise"
                     procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.

    2.  ELIGIBLE PERSON OPTIONS.

        2.1 GRANTS. One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted will be designated in the applicable Option Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.4, or a Nonqualified Stock Option.

        2.2  OPTION PRICE.

           2.2.1 PRICING LIMITS. The purchase price per Share covered by each Option will be determined by the Committee at the time of the grant, but in all cases will not be less than 100% (110% in the case of a Participant described in Section 2.4.3) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.

           2.2.2 PAYMENT PROVISIONS. The purchase price of any Shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation;
       (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such Shares, and any Shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 4.5. The Corporation will not be obligated to deliver certificates for the Shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

        2.3  VESTING; OPTION PERIOD.

           2.3.1 VESTING. Subject to Section 1.6, each Option will vest and become exercisable as of the date or dates determined by the Committee and set forth in the applicable Option Agreement.

           2.3.2 OPTION PERIOD. Subject to Section 1.6, each Option and all rights thereunder will expire no later than 10 years after the Option Date.

        2.4  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

           2.4.1 $100,000 LIMIT. To the extent that the aggregate "FAIR MARKET VALUE" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options.

       For this purpose, the "FAIR MARKET VALUE" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

           2.4.2 OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in
       Section 422 of the Code.

           2.4.3 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.5  CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS/NO
    REPRICING. Subject to Section 1.4 and Section 4.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the number of Shares subject to, or the restrictions upon or the term of, an Option granted under this Section 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means; provided, however, that no such amendment, cancellation and regrant, or other adjustment to an Option shall reduce the per Share exercise price of the Option to a price less than 100% of the Fair Market Value of the Common Stock on the Option Date of the initial Option (subject to permitted adjustments pursuant to Section 4.2). Such amendment or other action may provide, subject to Section 2.2, for among other changes, for a greater or lesser number of Shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

        2.6 OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

    3.  NON-EMPLOYEE DIRECTOR OPTIONS.

        3.1 PARTICIPATION/COMMENCEMENT. Options under this Section 3 will be made only to Non-Employee Directors and will be evidenced by Option Agreements substantially in the form of EXHIBIT A hereto. No Option shall be granted under the 1998 Plan to any Non-Employee Director until the earlier of (i) the termination of the 1991 Plan (for any reason), or (ii) the lack of capacity under Article III of the 1991 Plan to grant further Non-Employee Director Options.

        3.2  OPTION GRANTS.

           3.2.1 INITIAL OPTIONS. After approval of this Plan by the stockholders of the Corporation and after the commencement of this
       Section 3 of the Plan upon the earlier occurance of (i) or (ii) as listed in Section 3.1 above (the "Commencement Date"), if any person who is not then an officer or employee of the Company becomes a Non-Employee Director, on the date of election to the Board such person will automatically be granted (without any action by the Board or the

       Committee) a Nonqualified Stock Option (the Option Date of which shall be the date such person takes office) to purchase 10,000 shares of Common Stock.

           3.2.2 SUBSEQUENT ANNUAL OPTIONS. Subject to Section 3.2.3, at the close of trading on the first business day in each calendar year during the term of this Plan commencing in the following year after the year in which the Commencement Date occurs, there will be granted automatically (without any action by the Board or the Committee) a Nonqualified Stock Option (the Option Date of which shall be such date) to each Non-Employee Director then in office to purchase 3,000 shares of Common Stock.

           3.2.3 MAXIMUM NUMBER OF OPTIONS/SHARES. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4.2 will be prorated within such limitation.

        3.3 OPTION PRICE. The purchase price per Share of the Common Stock covered by each Option granted pursuant to Section 3.2 will be 100% of the Fair Market Value of the Common Stock on the Option Date. The purchase price of any Shares purchased shall be paid in full at the time of each purchase either in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in Shares and partly in cash; provided that any Shares used for such payment must be owned by the Participant at least six months prior to the date of such exercise.

        3.4  OPTION PERIOD AND EXERCISABILITY.  Each Option granted under
    Section 3.2 and all rights or obligations thereunder will expire on the day before the fifth anniversary of the Option Date and will be subject to earlier termination as provided below. Each Option granted under Section 3.2 will become 100% vested and exercisable on the day before the first anniversary of the Option Date.

        3.5 TERMINATION OF DIRECTORSHIP. If a Non-Employee Director's services as a member of the Board terminate for any reason, an Option granted pursuant to Section 3.2 that is held by such Participant will terminate to the extent that it is not then exercisable, and any portion of such Option that is then exercisable may be exercised for only six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs.

        3.6  ADJUSTMENTS; ACCELERATION; TERMINATION.  Options granted under
    Section 3.2 will be subject to adjustments, accelerations, and terminations as provided in Section 4.2, but only to the extent that such adjustment and any Board or Committee action in respect thereof in the case of a Change in Control is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation, or is otherwise consistent with adjustments to Options held by persons other than executive officers of the Corporation (or, if there are none, consistent in respect of the underlying Shares with the effect on stockholders generally).

    4.  OTHER PROVISIONS.

        4.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

           4.1.1 EMPLOYMENT STATUS. Status as an Eligible Person will not be construed as a commitment that any Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

           4.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment (or services) of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the person's consent thereto.

           4.1.3 PLAN NOT FUNDED. Options payable under this Plan will be payable in Shares or from the general assets of the Corporation. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

        4.2  ADJUSTMENTS; ACCELERATION.

           4.2.1 ADJUSTMENTS. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable:

                 (a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan),
                     (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the grant, purchase, or exercise price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

                 (b) in the case of an extraordinary dividend or other
                     distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. In each case, with respect to Incentive Stock Options, no such adjustment will be made that would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

           4.2.2 ACCELERATION OF OPTIONS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in

                  Control Event, each Option and Stock Appreciation Right will become fully vested and immediately exercisable.

                  However, in the case of a transaction intended to be accounted for as a pooling of interests transaction, the Committee will have no discretion with respect to the foregoing acceleration of Options. The Committee may override the limitations on acceleration in this Section 4.2.2 by express provision in the Option Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options will comply with applicable legal requirements.

           4.2.3 POSSIBLE EARLY TERMINATION OF ACCELERATED OPTIONS. If any Option under this Plan (other than an Option granted under Section 3.2) has been fully accelerated as permitted by Section 4.2.2 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 4.2.1 that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 4.2.1 that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option, such Option will thereupon terminate.

        4.3 EFFECT OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS.

           4.3.1 OPTIONS--RESIGNATION OR DISMISSAL. If the Participant's employment by (or other service specified in the Option Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "SEVERANCE DATE") other than due to Retirement, Total Disability or death, or "FOR CAUSE" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, three months after the Severance Date to exercise any Option to the extent it has become vested the Severance Date. In the case of a termination "for cause", the Option will terminate on the Severance Date (whether or not vested). In all cases, the Option, to the extent not vested on the Severance Date, will terminate.

           4.3.2 OPTIONS--DEATH OR DISABILITY. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, the Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or
       Section 4.2, until 12 months after the Severance Date to exercise any Option to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

           4.3.3 OPTIONS--RETIREMENT. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

           4.3.4 COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 4.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Option Agreement.

        4.4 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options under this Plan and the offer, issuance and delivery of securities and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

        4.5  TAX WITHHOLDING.

           4.5.1 CASH OR SHARES. Upon any exercise, vesting, or payment of any Option or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company will have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 4.4) grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their then Fair Market Value, to satisfy such withholding obligation.

           4.5.2 TAX LOANS. The Company may, in its discretion, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section
       4.5.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

        4.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.

           4.6.1 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

           4.6.2 STOCKHOLDER APPROVAL. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan will be subject to stockholder approval.

           4.6.3 AMENDMENTS TO OPTIONS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Persons that the

       Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Option.

           4.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND OPTIONS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 4.2 will not be deemed to constitute changes or amendments for purposes of this Section 4.6.

        4.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to have any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        4.8 EFFECTIVE DATE OF THE PLAN. This Plan will be effective upon its approval by the Board (the "EFFECTIVE DATE"), subject to approval by the stockholders of the Corporation within twelve months after the date of such Board approval.

        4.9 TERM OF THE PLAN. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date (the "TERMINATION DATE") and no Options may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder, including the authority to amend an Option, will continue during any suspension of this Plan and in respect of outstanding Options on the Termination Date.

        4.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

           4.10.1 CHOICE OF LAW. This Plan, the Options, all documents evidencing Options and all other related documents will be governed by, and construed in accordance with the laws of the State of Delaware.

           4.10.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

           4.10.3  PLAN CONSTRUCTION.

                 (a) RULE 16B-3. It is the intent of the Corporation that
                     transactions in and affecting Options in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder.

                 (b) SECTION 162(M). It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation under Section 162(m) to the extent that the Committee authorizing the Option satisfies the administrative requirements thereof.

    This Plan will be interpreted consistent with such intent.

        4.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        4.12 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

        4.13 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

    5.  DEFINITIONS.

        "BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

        "BOARD" means the Board of Directors of the Corporation.

        "CHANGE IN CONTROL EVENT" means any of the following:

           (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

           (b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

           (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary or other affiliate, or;

           (d) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of securities of the Corporation representing more than 30% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

           (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

        "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

        "COMMISSION" means the Securities and Exchange Commission.

        "COMMITTEE" shall mean the Board or any one or more committees of directors appointed by the Board to administer this Plan with respect to the Options within the scope of authority delegated by the Board. At least one committee will be comprised only of two or more directors, each of whom, in respect of any decision involving both (i) a Participant affected by the decision who is or may be subject to Section 162(m), and (ii) compensation intended as performance-based compensation within the meaning of Section 162(m), will be Disinterested; in acting on any transaction with or for the benefit of a Section 16 Person, the participating members of such Committee also shall be Non-Employee Directors within the meaning of Rule 16b-3.

        "COMMON STOCK" means the Common Stock of the Corporation, par value $0.01 per share, and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 4.2 of this Plan.

        "COMPANY" means, collectively, the Corporation and its Subsidiaries.

        "CORPORATION" means The MacNeal-Schwendler Corporation, a Delaware corporation, and its successors.

        "DISINTERESTED" means a director who is an "outside director" within the meaning of Section 162(m) and any applicable legal or regulatory requirements.

        "ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or other employee of the Company.

        "ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

        "FAIR MARKET VALUE" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;
    (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

        "INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

        "NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

        "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an officer or employee of the Company.

        "OPTION" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Section 3 shall be Nonqualified Stock Options.

        "OPTION AGREEMENT" means any writing setting forth the terms of an Option that has been authorized by the Committee.

        "OPTION DATE" means the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the Option or, in the case of Options under
    Section 3, the applicable dates set forth therein.

        "OTHER ELIGIBLE PERSON" means any individual consultant or advisor who or, to the extent provided in the next sentence, agent who renders or has rendered BONA FIDE SERVICES (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee; provided, however, that no person shall be selected as an Other Eligible Person if such person's participation in this Plan would adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offering of shares issuable under this Plan by the Company or (b) the Corporation's compliance with any other applicable laws.

        "PARTICIPANT" means an Eligible Person who has been granted an Option under this Plan and a Non-Employee Director who has been granted an Option under Section 3.2 of this Plan.

        "PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who by virtue of having become the legal representative of the Participant.

        "PLAN" means this The MacNeal-Schwendler Corporation 1998 Stock Option Plan.

        "QDRO" means a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

        "RULE 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

        "SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.

        "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

        "SHARE" means a share of Common Stock.

        "SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Corporation.

        "TOTAL DISABILITY" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of Incentive Stock Options and Options granted to Non-Employee Directors) such other disabilities, infirmities, affliction or conditions as the Committee may include under Section 3.

                                                                       EXHIBIT A

                       THE MACNEAL-SCHWENDLER CORPORATION
                             1998 STOCK OPTION PLAN
                          NON-EMPLOYEE DIRECTOR STOCK
                                OPTION AGREEMENT

    THIS NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT (this "AGREEMENT") dated as of the ____ day of ______________, ____, by and between The
MacNeal-Schwendler Corporation, a Delaware corporation (the "CORPORATION"), and ______________, (the "DIRECTOR").

                                R E C I T A L S

    WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved The MacNeal-Schwendler Corporation 1998 Stock Option Plan (the "Plan").

    WHEREAS, pursuant to Section 3 of the Plan, the Corporation has granted to the Director effective as of the ____ day of _____________________, ____ (the "OPTION DATE") a stock option to purchase all or any part of ______ shares of the Corporation's Common Stock ("COMMON STOCK") subject to and upon the terms and conditions set forth in this Agreement and in the Plan.

    NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

2. GRANT OF OPTION. This Agreement evidences the Corporation's grant to the Director of the right and option to purchase, subject to and upon the terms and conditions set forth in this Agreement and in the Plan, all or any part of ______ shares of the Common Stock (the "SHARES") at the price of $____ per share (the "OPTION"), exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the fifth anniversary of the Option Date (the "EXPIRATION DATE"). Such price equals not less than the Fair Market Value of a Share on the Option Date.

3. EXERCISABILITY OF OPTION. Except as provided in the Plan or in any resolution of the Board adopted after the date hereof, the Option shall become vested and exercisable as to 100% of the Shares on the day before the first anniversary of the Option Date.

    To the extent that the Option is vested and exercisable, if the Director does not in any year purchase all or any part of the Shares to which the Director is entitled, the Director has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until the Option terminates or expires. The Option shall only be exercisable in respect of whole shares, and fractional share interests shall be disregarded. The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of Shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted by Section 3.3 of the Plan for the full purchase price of the Shares to be purchased.

4. SERVICE AND EFFECT OF TERMINATION OF SERVICE. The Director agrees to serve as a member of the Board in accordance with the provisions of the Corporation's Certificate of Incorporation, ByLaws, and applicable law. If the Director's services as a member of the Board terminate for any reason, the Option shall terminate at the time and to the extent set forth in
    Section 3.5 of the Plan.

5. GENERAL TERMS. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the terms and conditions of the Plan, incorporated herein by this reference. The

    Director acknowledges receiving a copy of the Plan and reading its applicable provisions. The Option is subject to adjustment, acceleration, and early termination as provided in Section 3.6 of the Plan. The Option is nontransferable as provided in Section 1.8 of the Plan.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DIRECTOR
                                            THE MACNEAL-SCHWENDLER
                                            CORPORATION (a Delaware corporation)

------------------------------------

SIGNATURE

                                            By:
                                            ------------------------------------

------------------------------------

PRINT NAME

                                            Its:
                                            ------------------------------------

------------------------------------

ADDRESS

------------------------------------

CITY, STATE, ZIP CODE

                               CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Agreement by The Macneal-Schwendler Corporation, I, _____________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Date:
--------------
------------------------------------------------

                SIGNATURE OF SPOUSE

                     THE MACNEAL-SCHWENDLER CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS JUNE 23, 1999

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                     THE MACNEAL-SCHWENDLER CORPORATION

     The undersigned hereby appoints Frank Perna, Jr. and Louis Greco, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Annual Meeting of Stockholders of The MacNeal-Schwendler Corporation to be held on June 23, 1999, and at any adjournments thereof, with respect to the following matters, which were more fully described in the Proxy Statement dated May__, 1999, receipt of which is hereby acknowledged by the undersigned.

     THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE TWO DIRECTOR NOMINEES, (2) FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "MSC.SOFTWARE CORPORATION", (3) FOR THE APPROVAL OF THE AMENDMENT TO THE 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES, AND (4) FOR THE RATIFICATION OF THE ACCOUNTANTS.

               This proxy is valid only when signed and dated.

                              See Reverse Side

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

     The Board recommends that you vote FOR each of the nominees on Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4 by indicating your choice below:

Please mark your choice like this X

                                        FOR all nominees      WITHHOLD AUTHORITY
                                        listed below          to vote for all
                                        (except as  marked    nominees listed
                                        to the contrary).     below.

(1) The election of the nominees             / /                    / /
    for director specified in the
    Proxy Statement to Class II
    of the Board.

    Donald Glickman, Larry S. Barels

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE THROUGH HIS NAME.)


                                                  FOR      AGAINST      ABSTAIN
(2) Approval of the amendment to the              / /        / /          / /
    Certificate of Incorporation to
    change the name of the Company to
    MSC.Software Corporation.

(3) Approval of the amendment to the 1998         / /        / /          / /
    Stock Option Plan to increase the
    number of authorized shares to be issued under that plan by 1,500,000 shares.

(4) Ratification of  the appointment of           / /        / /          / /
    Ernst & Young LLP to serve as the
    Company's independent auditors for
    fiscal year 1999.

(5) Any other matters as may properly come before the meeting or any adjournment thereof. As to these other matters, the undersigned hereby confers discretionary authority.

Dated: ___________, 1999


_______________________________________
      (Please Print Name)

_______________________________________
 (Signature of holder of common stock)

_______________________________________
     (Signature if Held Jointly)

NOTE: Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees and guardians should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by an authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

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